SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):         10/25/2002

Credit Suisse First Boston Mortgage Acceptance Corp.
(Exact name of registrant as specified in its charter)


          Delaware                      333-65554             13-3460894
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

            On    10/25/2002   a scheduled distribution was made from the Trust
               to holders of the Certs.The Trustee has caused to be filed with
               the Commission,the Monthly Report dated    10/25/2002
               The Monthly Report is filed pursuant to and in accordance with
               (1) numerous no-action letters (2) current Commission policy in the area.





               A.   Monthly Report Information
                    See Exhibit No.1


               B.   Have and deficiencies occurred?  NO.
                               Date:
                               Amount:

               C.   Item 1: Legal Proceedings:  NONE

               D.   Item 2: Changes in Securities:   NONE

               E.   Item 4: Submission of Matters to a Vote of
                    Certificateholders:  NONE

               F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5
                    if applicable:  NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
               Exhibit No.

   1.)             Monthly Distribution Repor   10/25/2002


Credit Suisse First Boston Mortgage Acceptance Corp
Mortgage Pass-Through Certificates, Series 2002-HE4

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                 10/25/2002

DISTRIBUTION SUMMARY

                                   Beginning              Current Period
                      Original Current Princi  Principal   Pass-Through
         Class     Face Value         Amount Distribution          Rate
A-1             550,000,000.00 477,520,031.9916,888,241.82      2.15875%
A-2             150,000,000.00 129,260,039.403,782,552.27       2.25375%
A-3              61,000,000.00 52,565,749.36 1,538,237.92       2.14375%
A-F             100,000,000.00 90,544,715.53 3,133,339.85       5.51000%
A-IO            445,185,000.00 385,717,305.14        0.00       6.18625%
A-F-IO           29,300,000.00 17,100,000.00         0.00       5.50000%
M-1              55,500,000.00 55,500,000.00         0.00       2.86375%
M-2              51,000,000.00 51,000,000.00         0.00       3.56375%
M-F-1             4,900,000.00  4,900,000.00         0.00       6.94000%
M-F-2             4,900,000.00  4,900,000.00         0.00       7.42000%
B                17,500,000.00 17,500,000.00         0.00       4.31375%
B-F               5,200,000.00  5,200,000.00         0.00       7.88000%
X                         0.00          0.00         0.00
X-F                       0.00          0.00         0.00
P-F                      50.00         50.00         0.00
R                        50.00          0.00         0.00       5.51000%
Total          1,000,000,100.00888,890,586.2825,342,371.88

                       Accrued                Certificate        Ending
                      Interest Realized Loss     Interest  Current Prin
               Distributed (1)     Principal   Shortfall        Amount
Class
           A-1      859,038.64           N/A         0.00 460,631,790.16
           A-2      242,766.51           N/A         0.00 125,477,487.13
           A-3       93,906.52           N/A         0.00 51,027,511.43
           A-F      415,751.15           N/A         0.00 87,411,375.68
          A-IO    2,571,439.68           N/A        (0.00)372,725,021.40
        A-F-IO       78,375.00           N/A         0.00 15,800,000.00
           M-1      132,448.44          0.00         0.00 55,500,000.00
           M-2      151,459.38          0.00         0.00 51,000,000.00
         M-F-1       28,338.33          0.00         0.00  4,900,000.00
         M-F-2       30,298.33          0.00         0.00  4,900,000.00
             B       62,908.85          0.00         0.00 17,500,000.00
           B-F       34,146.67          0.00         0.00  5,200,000.00
             X            0.00           N/A         0.00          0.00
           X-F            0.00           N/A         0.00          0.00
           P-F       33,130.05           N/A         0.00         50.00
             R            0.00           N/A         0.00          0.00
         Total    4,734,007.55          0.00        (0.00)863,548,214.40

AMOUNTS PER $1,000 UNIT
                                                               Interest
                                        Prin          Int Carry-forward
Class          Cusip            Distribution Distribution        Amount
A-1            22540VWV0          30.70589423   1.56188844    0.00000000
A-2            22540VWW8          25.21701516   1.61844340    0.00000000
A-3            22540VWX6          25.21701516   1.53945115    0.00000000
A-F            22540VWZ1          31.33339855   4.15751150    0.00000000
A-IO           22540VWY4           0.00000000   5.77611483    0.00000000
A-F-IO         22540VXA5           0.00000000   2.67491468    0.00000000
M-1            22540VXC1           0.00000000   2.38645838    0.00000000
M-2            22540VXD9           0.00000000   2.96979176    0.00000000
M-F-1          22540VXE7           0.00000000   5.78333265    0.00000000
M-F-2          22540VXF4           0.00000000   6.18333265    0.00000000
B              22540VXG2           0.00000000   3.59479143    0.00000000
B-F            22540VXH0           0.00000000   6.56666731    0.00000000
X              22540VA85
X-F            22540VA93
P-F            22540VB27
R              22540VXB3           0.00000000   0.00000000    0.00000000



                                      Ending
                                   Curr Prin
Class                                 Amount
A-1                              837.51234575
A-2                              836.51658085
A-3                              836.51658085
A-F                              874.11375678
A-IO                             837.23625325
A-F-IO                           539.24914676
M-1                             1000.00000000
M-2                             1000.00000000
M-F-1                           1000.00000000
M-F-2                           1000.00000000
B                               1000.00000000
B-F                             1000.00000000
X
X-F
P-F                             1000.00000000
R                                  0.00000000



Principal Distributions:               GRP 1        GRP 2         GRP 3
Beginning Balance              576,689,236.73220,452,938.8106,390,820.37
     Scheduled Principal          344,838.24   142,247.40     70,386.05
     Prepays (Includes Curtail)14,821,720.85 4,636,111.40  2,901,713.26
     Net Liquidation Proceeds           0.00         0.00          0.00
     Loan Purchase Prices               0.00         0.00          0.00
     Total Principal Remit     15,166,559.09 4,778,358.80  2,972,099.31
     Net Realized Losses              125.20         0.00          0.00
Ending Balance                 561,522,552.44215,674,580.0103,418,721.06

Principal Distributions:               TOTAL GRP 1 + GRP 2
Beginning Balance              903,532,995.94797,142,175.57
     Scheduled Principal          557,471.69   487,085.64
     Prepays (Includes Curtail)22,359,545.51 19,457,832.25
     Net Liquidation Proceeds           0.00         0.00
     Loan Purchase Prices               0.00         0.00
     Total Principal Remit     22,917,017.20 19,944,917.89
     Net Realized Losses              125.20       125.20
Ending Balance                 880,615,853.54777,197,132.48






                                       TOTAL
Ending Overcollateralization Am    16,060,343.76
Ending Overcollateralization-F       1,007,295.38


                                       GRP 1        GRP 2         GRP 3
Prefunding Account:
Beginning Balance                       0.00         0.00          0.00
Subsequent Transfer                     0.00         0.00          0.00
Added to available certificate          0.00         0.00          0.00
Amnt on Deposit in Prefund Accn         0.00         0.00          0.00

Agg  Ending Collateral Bal     561,522,552.44215,674,580.0103,418,721.06

                                       TOTAL GRP 1 + GRP 2
Prefunding Account:
Beginning Balance                       0.00         0.00
Subsequent Transfer                     0.00         0.00
Added to available certificate          0.00         0.00
Amnt on Deposit in Prefund Accn         0.00         0.00

Agg  Ending Collateral Bal     880,615,853.54777,197,132.48

                                       GRP 1        GRP 2         GRP 3
Interest Distributions:
Sched Int-Curr Per-Net of Serv  4,270,984.53 1,567,839.72    754,113.54
Capitalized Int Accnt withdrawa         0.00         0.00          0.00
Less Relief Act Int Shortfall           0.00         0.00          0.00

                                       TOTAL GRP 1 + GRP 2
Sched Int-Curr Per-Net of Serv  6,592,937.79 5,838,824.25
Capitalized Int Accnt withdrawa         0.00         0.00
Less Relief Act Int Shortfall           0.00         0.00

                                       GRP 1        GRP 2         GRP 3
Capitalized Interest Account:
Beginning Balance                       0.00         0.00          0.00
less: Capitalized Int Requireme         0.00         0.00          0.00
less Wthdrwl of Overfunded Int          0.00         0.00          0.00
Ending Balance                          0.00         0.00          0.00

                                       TOTAL GRP 1 + GRP 2
Capitalized Interest Account:
Beginning Balance                       0.00         0.00
less: Capitalized Interest Requ         0.00         0.00
less: Withdrawal of Overfunded          0.00         0.00
Ending Balance                          0.00         0.00


                                       GRP 1        GRP 2         GRP 3
Servicing Fee                     240,287.38    91,855.48     42,586.57
Trustee Fee                           576.69       220.45        106.39
Credit Risk Manager Fee             7,208.62     2,755.66      1,329.89
FSA Premium                        23,876.00     9,091.29      4,527.24

                                       TOTAL GRP 1 + GRP 2
Servicing Fee                     374,729.43   332,142.86
Trustee Fee                           903.53       797.14
Credit Risk Manager Fee            11,294.16     9,964.28
FSA Premium                        37,494.53    32,967.29

                                       GRP 1        GRP 2         GRP 3
Current Aggregate  Advances    ***Not Available
Outstanding Aggregate Advances  2,071,063.40   770,450.36    314,541.71

                                       TOTAL GRP 1 + GRP 2
Current Aggregate  Advances
Outstanding Aggregate Advances  3,156,055.47 2,841,513.76


Delinquency Information

               30-59 days delinquent
                         Count       Balance
Group 1                     187    20,753,713.08
Group 2                      53      6,609,271.63
Group 3                      66      5,355,510.00
Total                       306    32,718,494.71
Group 1 + Group             240    27,362,984.71


               60-89 days delinquent
                         Count       Balance
Group 1                      36      3,188,670.43
Group 2                      23      2,548,238.34
Group 3                      10        587,746.33
Total                        69      6,324,655.10
Group 1 + Group              59      5,736,908.77


               90 or more days delinquent
                         Count       Balance
Group 1                      25      2,208,643.16
Group 2                      15      1,809,815.76
Group 3                       9        852,170.92
Total                        49      4,870,629.84
Group 1 + Group              40      4,018,458.92


Mortgage Loans in Foreclosure Proceedings

                         Count       Balance
Group 1                     193    22,836,869.53
Group 2                      38      6,829,363.85
Group 3                      27      2,869,412.34
Total                       258    32,535,645.72
Group 1 + Group             231    29,666,233.38


Mortgage Loans in REO

Count                    Count       Balance
Group 1                      13      1,590,618.53
Group 2                       2        680,185.81
Group 3                       2        198,226.35
Total                        17      2,469,030.69
Group 1 + Group              15      2,270,804.34


Mortgage Loans in Bankruptcy

                         Count       Balance
Group 1                      48      4,689,813.30
Group 2                      15      2,927,234.62
Group 3                       7        661,445.22
Total                        70      8,278,493.14
Group 1 + Group              63      7,617,047.92

                                       GRP 1        GRP 2         GRP 3
# of Lns which Prepay Prem coll           94           15            13
Amnt of Prepay Prems              453,592.72   129,393.89           33,130.05

Cur 3 Mo Delinq Rate (60+days)              0            0             0
Cur-F 3 Mo Delinq Rate (60+days             0            0             0
Roll 3 Mo Delinq Rate (60+days)             0            0             0
Roll-F 3 Mo Delinq Rate (60+day             0            0             0

Number of Loans Repurchased                 0            0             0
Prin Bal of Loans Repurchased               0            0             0


                                       TOTAL GRP 1 + GRP 2
# of Lns which Prepay Prem coll          122          109
Amnt of Prepay Prems              616,116.66   582,986.61

Cur 3 Mo Delinq Rate (60+days)       6.34452%
Cur-F 3 Mo Delinq Rate (60+days      4.99813%
Roll 3 Mo Delinq Rate (60+days)      4.95206%
Roll-F 3 Mo Delinq Rate (60+day      4.74640%

Number of Loans Repurchased                 0            0
Prin Bal of Loans Repurchased               0            0


                                       GRP 1        GRP 2         GRP 3
Realzd Losses during related Du       125.20         0.00          0.00
Cum Net Real Losses since Start     4,764.69    33,512.55          0.00


Prin Bal of Liquidated Loans            0.00         0.00          0.00
Cumltv Prin Ba of Liquidated Lo   208,226.25   461,174.89          0.00

Weighted Average Term to Mat             344          341           319
Weighted Average Gross Coup          9.38725%     9.03428%      8.99993%
Net WAC Rate of Mortgage Loans       8.87105%     8.51808%      8.48012%






Number of Loans in the Pool            4,756        1,245         1,055


                                       TOTAL GRP 1 + GRP 2
Realzd Losses incur during the        125.20       125.20
Cumltv Net Realized Losses sinc       38,277       38,277


Prin Bal of Liquidated Loans            0.00         0.00
Cumltv Prin Ba of Liquidated Lo   669,401.14   669,401.14

Weighted Average Term to Mat             340          343
Weighted Average Gross Coup          9.25552%     9.28964%
Net WAC Rate of Mortgage Loans       8.73890%     8.77344%

Insured Payment on Class A-1               0
Insured Payment on Class A-2               0
Insured Payment on Class A-3               0
Insured Payment on Class A-F               0

Number of Loans in the Pool            7,056        6,001


                                       TOTAL
Senior Enhancement Percentage       17.72991%
Senior-F Enhancement Percentage     15.32233%


Net Excess Spread                    3.40835%
Net-F Excess Spread                  1.81866%

Deposit to Basis Risk Reserve F         0.00
Basis Risk Reserve Fund Balance     5,000.00

Dep to Basis-F Risk Reserve Fun         0.00
Basis Risk-F Reserve Fund Bal       5,000.00


Trigger Event                             NO
Trigger-F Event                           NO





               SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Credit Suisse First Boston Mortgage Acceptance Corp
Mortgage Pass-Through Certificates, Series 2002-HE4

                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA